FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2025
Open World Ltd. [Member]
FAIR VALUE MEASUREMENTS

15. FAIR VALUE MEASUREMENTS

The Group’s financial instruments consist of cash, accounts receivable, other receivables, accounts payable and accrued liabilities, lease liabilities, and derivative instruments. Except as noted below, the carrying amounts of these instruments approximate their fair values due to their short maturities. The fair value of long-term lease liabilities also approximates their carrying amounts because of changes in interest rates and the Group’s credit risk since inception has been insignificant.

The Group measures certain financial assets and liabilities at fair value in accordance with ASC Topic 820, Fair Value Measurement. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair value measurements are classified in the following hierarchy:

Level 1: Quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs other than quoted prices that are observable, either directly or indirectly.

Level 3: Significant unobservable inputs that reflect the Group’s own assumptions about the assumptions that market participants would use.

Fair Value Hierarchy

The following table presents assets and liabilities measured at fair value on a recurring basis as of December 31, 2025, and December 31, 2024 (in USD):

Assets	Level 1	Level 2	Level 3	Total
December 31, 2025
Cash	729,422	-	-	729,422
Accounts Receivable	-	1,211,696	-	1,211,696
Crypto Assets	922,987	-	-	922,987
Shares and warrants receivable	156,000	429,598	-	585,598
Investment – current portion	539,328	-	-	539,328
Loan receivable	814,369	-	-	814,369
Total	3,162,106	1,641,294	-	4,803,400
December 31, 2024
Cash	4,025,185	-	-	4,025,185
Accounts Receivable – Crypto Assets	-	13,463,445	-	13,463,445
Crypto Assets	8,007,056	-	-	8,007,056
Total	12,032,241	13,463,445	-	25,495,686